EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of the 5th day of September, 2002 by and between EP MEDSYSTEMS, INC., a New Jersey corporation (the "Company"), and BOSTON SCIENTIFIC CORPORATION, a Delaware corporation ("BSC").

     WHEREAS, in connection with that License, Development and Supply Agreement dated as of the date hereof between the Company and BSC (the "License Agreement"), the Company desires to issue and sell to BSC, and BSC desires to purchase from the Company, a number of shares (the "Shares") of authorized but unissued shares of common stock, no par value per share, of the Company ("Company Common Stock"), to be determined in accordance with the terms and conditions hereof, for a maximum aggregate purchase price of $3,000,000, upon the terms and subject to the conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

"510(k) Submission" shall have the meaning set forth in the License Agreement.

"Abandonment Fee" shall have the meaning set forth in Section 2.3.

"Abandonment Fee Shares" shall have the meaning set forth in Section 2.3.

"Affiliate" means, with respect to any person or entity, any person or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person or entity.

"BSC Deliverables" shall have the meaning set forth in the License Agreement.

"Closing" shall mean the Initial Closing, the First Installment Closing, the Second Installment Closing, the Third Installment Closing, or the Fourth Installment Closing, as the case may be.

"Closing Date" means, with respect to each Closing, the date of such Closing.

"Closing Location" shall have the meaning set forth in Section 2.2(a).

"Company Licensed Intellectual Property" means all (i) material licenses of Intellectual Property to the Company or any Company Subsidiary by any third party, and (ii) material licenses of Intellectual Property by the Company or any Company Subsidiary to any third party.


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                                      -2-

"Company Owned Intellectual Property" means all material Intellectual Property owned by the Company or any Company Subsidiary.

"Company Share Price" means the lesser of (x) $5.00 or (y) the average closing sale price (rounded to the third decimal place) of the Company Common Stock on the Nasdaq Stock Market for the 10 trading days up to and including the day that is the second trading day immediately prior to: (i) the execution of this Agreement, in the case of the Initial Closing Shares; (ii) the date of the relevant Closing, in the case of each of the First Installment Shares, Second Installment Shares, Third Installment Shares and Fourth Installment Shares; and
(iii) the date of the termination of the License Agreement, in the case of the Abandonment Fee Shares.

"Company Subsidiary" shall have the meaning set forth in Section 3.2.

"Effective Date" shall have the meaning set forth in the License Agreement.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

"FDA" means the United States Food and Drug Administration, or any successor entity.

"FDA Approval" shall have the meaning set forth in the License Agreement.

"First Installment Shares" shall have the meaning set forth on Exhibit A attached hereto.

"First Milestone" shall have the meaning set forth on Exhibit A attached hereto.

"Fourth Installment Shares" shall have the meaning set forth on Exhibit A attached hereto.

"Fourth Milestone" shall have the meaning set forth on Exhibit A attached hereto.

"Governmental Authority" means any: (a) nation, state, commonwealth, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature.

"Initial Closing" shall have the meaning set forth in Section 2.2(a).

"Initial Closing Shares" shall have the meaning set forth in Section 2.1(a).

"Installment Purchase" shall have the meaning set forth in Section 2.1(b).

"Intellectual Property" means intellectual property or proprietary rights of any description including: (i) rights in any patent, patent application (including any provisionals, continuations, divisions, continuations-in-part, extensions, renewals, reissues, revivals and


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                                      -3-

reexaminations, any national phase PCT applications, any PCT international applications, and all foreign counterparts), copyright, industrial design, URL, domain name, trademark, service mark, logo, trade dress or trade name; (ii) related registrations and applications for registration; (iii) trade secrets, moral rights or publicity rights; (iv) inventions, discoveries, or improvements, modification, know-how, technique, methodology, writing, work of authorship, design or data, whether or not patented, patentable, copyrightable or reduced to practice, including any inventions, discoveries, improvements, modification, know-how, technique, methodology, writing, work of authorship, design or data embodied or disclosed in any: (1) computer source codes (human readable format) and object codes (machine readable format); (2) specifications; (3) manufacturing, assembly, test, installation, service and inspection instructions and procedures; (4) engineering, programming, service and maintenance notes and logs; (5) technical, operating and service and maintenance manuals and data; (6) hardware reference manuals; and (7) user documentation, help files or training materials; and (v) good will related to any of the foregoing.

"Losses" means losses, claims, damages, liabilities and expenses of a party being indemnified under this Agreement.

"Material Adverse Effect" shall mean, any event, circumstance, change or effect that is or is reasonably likely to be materially adverse to the business, results of operations, financial condition or prospects of (a) the Company and the Company Subsidiaries or (b) BSC, as the case may be.

"Milestones" shall have the meaning set forth in Section 2.1(b).

"Milestone  Achievement  Notice"  shall  have the  meaning  set forth in Section
2.1(b).

"Person" (whether such term is capitalized or not) means an individual, corporation, partnership, limited liability company, joint venture, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity.

"Program" shall have the meaning set forth in the License Agreement.

"Program Schedule" shall have the meaning set forth in the License Agreement.

"Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of the date hereof, among the Company and BSC.

"RPM Equipped EP-WorkMate Systems" shall have the meaning set forth in the License Agreement.

"SEC" shall mean the Securities and Exchange Commission.

"Second Installment Shares" shall have the meaning set forth on Exhibit A attached hereto.


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                                      -4-

"Second Milestone" shall have the meaning set forth on Exhibit A attached hereto.

"Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

"Third Installment Shares" shall have the meaning set forth on Exhibit A attached hereto.

"Third Milestone" shall have the meaning set forth on Exhibit A attached hereto.

     2.   PURCHASE AND SALE OF SHARES; CLOSINGS.

          2.1 PURCHASE AND SALE. Subject to and upon the terms and conditions set forth in this Agreement, the Company hereby agrees to issue and sell to BSC, and BSC hereby agrees to purchase from the Company, such number of Shares as may be determined as follows:

          (a) Upon the parties' execution of this Agreement, BSC shall purchase, for an aggregate purchase price of $500,000, such nearest whole number of Shares as shall be equal to the quotient obtained by dividing $500,000 by the Company Share Price, determined as of the date hereof (the "Initial Closing Shares").

          (b) BSC shall purchase such number of additional Shares as shall be determined pursuant to Exhibit A attached hereto (each such purchase, an "Installment Purchase") within five days of the achievement, to BSC's reasonable satisfaction, of each of the applicable milestones (the "Milestones") set forth on Exhibit A in accordance with the provisions set forth thereon. The Company shall be required to give BSC prompt written notice of the achievement of each Milestone (each, a "Milestone Achievement Notice"). In the case of the Milestones relating to the First Installment Shares, the Second Installment Shares and the Third Installment Shares, BSC shall be entitled to request and receive such additional information relating to the achievement of any such Milestone, and to conduct such additional investigation as it shall reasonably request for purposes of determining whether such Milestone has been achieved. In the event that BSC disagrees that any Milestone has been achieved, BSC and the Company agree to discuss such disagreement in good faith. Upon the agreement of BSC and the Company that a Milestone has been achieved, the relevant Closing shall be jointly scheduled by the Company and BSC. BSC shall have no obligation to purchase any Shares pursuant to a Milestone unless such Milestone has been achieved in accordance with the provisions of Exhibit A and this Section 2.1(b).

          2.2  CLOSINGS.

          (a) At the initial closing of the transactions contemplated under this Agreement (the "Initial Closing"), the Company shall deliver to BSC a stock certificate, registered in the name of BSC, representing the number of Initial Closing Shares purchased by BSC as of the Initial Closing, or shall cause such Initial Shares to be credited to the account of BSC electronically though the Depository Trust Company ("DTC") against


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                                      -5-

payment of the purchase price of $500,000 by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing. The Initial Closing shall take place at the Boston offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110 (the "Closing Location") at 10:00 a.m. on September 5, 2002 or at such other location, date and time as may be agreed upon between BSC and the Company (unless other arrangements to close by mail or fax are mutually agreed upon by the parties as to the Initial Closing or any subsequent Closing).

          (b) Each and any subsequent closing of the sale and purchase of the First Installment Shares, Second Installment Shares, Third Installment Shares or Fourth Installment Shares based upon achievement of Milestones pursuant to the terms and conditions hereof (such closings are referred to respectively as the "First Installment Closing", "Second Installment Closing", "Third Installment Closing", and "Fourth Installment Closing", and each, with the Initial Closing, a "Closing"), shall be held at the Closing Location. At each such Closing, the Company shall deliver to BSC a stock certificate, registered in the name of BSC representing the number of Shares purchased by BSC pursuant to such Installment Purchase, or shall cause such Shares to be credited to the account of BSC electronically though DTC to an account designated by BSC to the Company no later than twenty-four (24) hours prior to any such issuance, against payment of the purchase price therefor by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing.

          2.3 ABANDONMENT FEE. If the Company elects to terminate the License Agreement pursuant to Section 11.2(a) thereof, (for any reason or for no reason under such Section 11.2(a), provided BSC has delivered the BSC Deliverables (as defined thereunder) to the Company), then the Company shall promptly give BSC written notice of such termination and shall forthwith, at its election, (i) without additional consideration, pay an abandonment fee (the "Abandonment Fee") to BSC payable, at the Company's option, in the form of: (i) a stock certificate, registered in the name of BSC, for such nearest whole number of shares of Company Common Stock as shall equal the quotient obtained by dividing $1,000,000 by the Company Share Price (the "Abandonment Fee Shares"), or, alternatively, the Company shall cause the Abandonment Fee Shares to be credited to the account of BSC electronically though DTC to an account designated by BSC to the Company no later than twenty-four (24) hours prior to any such issuance; or (ii) pay the Abandonment Fee of $1,000,000 to BSC in the form of cash. It is agreed by BSC and the Company that (i) the Abandonment Fee is an accurate estimate of the damages that would be incurred by BSC in the event that the Company elects to terminate the License Agreement pursuant to this Section 2.3,
(ii) the Abandonment Fee shall serve as the sole liquidated damages available to BSC in the event of such termination, and (iii) in no event shall the Company be liable for any penalty or other fees associated with the termination of the License Agreement.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to BSC as follows as of the date hereof and as of each Closing Date:


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                                      -6-

          3.1 INCORPORATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, and has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own its properties and to carry on its businesses as now conducted, except where the failure to hold such authorizations, licenses and permits would not have a Material Adverse Effect.

          3.2 SUBSIDIARIES. Each subsidiary of the Company set forth on Schedule
3.2 (each, a "Company Subsidiary") is a U.S. corporation or foreign company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own its properties and to carry on its businesses as now conducted, except where the failure to hold such authorizations, licenses and permits or to be so qualified would not have a Material Adverse Effect. Each Company Subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect. Except as set forth on Schedule 3.2 hereto, as of the date hereof, neither the Company nor any Company Subsidiary owns or holds the right to acquire any stock, partnership interest or joint venture interest or other equity ownership interest in any other Person. The Company owns all of the issued and outstanding capital stock of each Company Subsidiary. The Company has made available to BSC complete and correct copies of the charter, by-laws, minute books and other applicable organizational documents of the Company and each Company Subsidiary, in each case with all amendments thereto.

          3.3 CAPITALIZATION. The authorized capital stock of the Company as of the date hereof consists of (i) 25,000,000 shares of Company Common Stock, of which 14,963,652 shares are outstanding on the date hereof and (ii) 5,000,000 shares of preferred stock, of which 373,653 shares of Series A Convertible Preferred Stock are outstanding on the date hereof. All outstanding shares of the capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable. Except as set forth on Schedule 3.3 hereto, as of the date hereof, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

               3.4  AUTHORIZATION.

          (a) All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, the Registration Rights Agreement and the License Agreement and the consummation of the transactions contemplated herein and therein has


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                                      -7-

been taken. When executed and delivered by the Company and each of the other parties hereto and thereto, each of this Agreement, the License Agreement and the Registration Rights Agreement shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has full legal right, all requisite corporate power and all authority and approvals required to execute and deliver this Agreement, the Registration Rights Agreement and the License Agreement, and to carry out and perform fully the obligations of the Company hereunder and thereunder. This Agreement, the Registration Rights Agreement and the License Agreement have been duly executed and delivered by the Company, and, assuming due execution and delivery hereof and thereof by the other parties hereto and thereto, this Agreement, the Registration Rights Agreement and the License Agreement will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

          (b) The execution and delivery by the Company of this Agreement, the Registration Rights Agreement and the License Agreement, the consummation of the transactions contemplated hereby and thereby, and the performance by the Company of this Agreement, the Registration Rights Agreement and the License Agreement in accordance with their respective terms and conditions will not:

               (i) violate any provision of the organizational documents of the Company or any Company Subsidiary;

               (ii) violate, conflict with or result in the breach of any of the terms and conditions of, otherwise cause the termination of or give any other contracting party the right to terminate or cancel, or constitute (or with notice or lapse of time or both constitute) a default under, or accelerate any rights of any party to, any material indenture, mortgage, lease, loan agreement, instrument, permit, franchise, license, judgment, or other material agreement or instrument to which the Company or any Company Subsidiary is bound, provided that the Company or such Company Subsidiary obtains those consents, approvals, authorizations or actions of, or makes those filings with or gives those notices to, any Governmental Authority or any other Person, set forth on Schedule 3.4(b) hereto (the "Company Consents and Notices"); or

               (iii) if the Company Consents and Notices are obtained or made, violate any laws, rules, regulations or orders of any Governmental Authority applicable to the Company or any Company Subsidiary.

          3.5 VALID ISSUANCE OF THE SHARES. The Shares to be purchased by BSC hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable and not subject to any liens, encumbrances, preemptive rights or any other similar contractual rights of the stockholders of the Company or others, and, based in part on the representations and warranties of BSC set forth in Section 4 hereof, will be in compliance with applicable federal and state securities laws.

          3.6 FINANCIAL STATEMENTS; SEC DOCUMENTS.


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                                      -8-

          (a) The Company has furnished to BSC its audited Statements of Income, Stockholders' Equity and Cash Flows for each of its three most recently completed fiscal years ending prior to the date hereof, its audited Consolidated Balance Sheet as of the end of each of its two most recently completed fiscal years ending prior to the date hereof, its unaudited Statements of Income, Stockholders' Equity and Cash Flows for the period covering its two most recently completed fiscal quarters ending prior to the date hereof, and its unaudited Balance Sheet as of its most recently completed fiscal quarter ending prior to the date hereof. All such financial statements are hereinafter referred to collectively as the "Financial Statements". The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, and fairly present, in all material respects, the financial position of the Company and the Company Subsidiaries and the results of their operations as of the date and for the periods indicated thereon, except that the unaudited financial statements may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which, individually and in the aggregate, will not be material.

          (b) The Company has furnished to BSC a true and complete copy of the Company's Annual Report on Form 10-KSB for its most recently completed fiscal year ending prior to the date hereof (the "Latest 10-KSB"), the Company's Quarterly Reports on Form 10-QSB for two most recently completed fiscal quarters ending prior to the date hereof (collectively the "Prior Two 10-QSBs"), and any amendments thereto, and any other statement, report, registration statement (other than registration statements on Form S-8) or definitive proxy statement filed by the Company with the SEC during the period commencing as of the start of its most recently completed fiscal year and ending on the date hereof. The Company will, promptly upon the filing thereof, also furnish to BSC all statements, reports (including, without limitation, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K), registration statements and definitive proxy statements filed by the Company with the SEC during the period commencing on the date hereof and ending on each Closing Date (all such materials required to be furnished to BSC pursuant to this sentence or pursuant to the next preceding sentence of this Section 3.6 being called, collectively, the "SEC Documents"). As of their respective filing dates, the SEC Documents did comply and shall comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and none of the SEC Documents did contain or shall contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates. Except as set forth on Schedule 3.6 hereto, the Company has, during the period that the Company has been subject to the requirements of Section 12 or 15(d) of the Exchange Act, filed in a timely manner all reports and other material required to be filed by it pursuant to Sections 13, 14 or 15(d) of the Exchange Act. Except as set forth on Schedule 3.6 hereto, the Company has not filed any amendment to its Latest 10-KSB or either of its Prior Two 10-QSBs. Since the filing of its Latest 10-KSB, the Company has not filed any Current Report on Form 8-K.


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                                      -9-

          3.7 CONSENTS. Except for (i) the filing and effectiveness of any registration statement required to be filed by the Company under the Securities Act in connection with the exercise by BSC of its rights under the Registration Rights Agreement and (ii) any required state "blue sky" law filings in connection with the transactions contemplated under such registration statement, all consents, approvals, orders and authorizations required on the part of the Company and each Company Subsidiary in connection with the execution, delivery or performance of this Agreement, the License Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been obtained and will be effective as of each Closing Date.

          3.8 INSURANCE. All the insurable properties of the Company and of each Company Subsidiary are insured for the benefit of the Company or such Company Subsidiary, as the case may be, against all risks usually insured against by persons operating similar properties in the locality where such properties are located under valid and enforceable policies issued by insurance companies of recognized responsibility in sufficient amounts.

          3.9 NASDAQ STOCK MARKET. The Company Common Stock is currently listed and traded on the Nasdaq Stock Market, the Company has maintained all requirements for the continued listing of the Company Common Stock on the Nasdaq Stock Market, and there are no proceedings to revoke or suspend such listing. The sale of the Shares as contemplated hereby will not result in a violation of any Nasdaq rules and regulations.

          3.10 FORM S-3 ELIGIBILITY. As of the date hereof, the Company is eligible to file a Registration Statement on Form S-3, or any successor form, pursuant to Section 2 of the Registration Rights Agreement. The Company is not aware of any facts that would prevent or destroy such eligibility.

          3.11 PRIVATE OFFERING. Except as set forth on Schedule 3.11 hereto, during the six months preceding the date of this Agreement, neither the Company nor any person acting on its behalf has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) that is or may be integrated with the sale of the Shares in a manner that would require the registration of the Shares under the Securities Act. Except as set forth on Schedule 3.11 hereto, during the six months preceding the date of this Agreement, neither the Company nor any person acting on its behalf has offered or sold any Shares by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. Assuming the accuracy of BSC's representations in Section 4 hereof, the offering and sale of the Shares will satisfy the requirements of Rule 506 under the Securities Act.

          3.12 ABSENCE OF LITIGATION. There is no action, suit or proceeding or, to the Company's knowledge, any investigation, pending, or to the Company's knowledge, overtly threatened against the Company or any Company Subsidiary and in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, might have a Material Adverse Effect. The foregoing includes, without limitation, any such action, suit,


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                                      -10-

proceeding or investigation that questions this Agreement, the License Agreement or the Registration Rights Agreement or the right of the Company to execute, deliver and perform under any of the same.

          3.13 TITLE TO PROPERTIES AND ASSETS, LIENS, ETC. Except as set forth on Schedule 3.13 hereto, the Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance, or charge, other than
(i) those resulting from taxes which have not yet become delinquent, (ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or, individually or in the aggregate, have a Material Adverse Effect, (iii) those that have otherwise arisen in the ordinary course of business, and (iv) those relating to indebtedness for borrowed money that are reflected in the Financial Statements.

          3.14 COMPLIANCE WITH LAWS. Each of the Company and each Company Subsidiary has complied, and is in compliance with, all federal, state, county, local and foreign laws, rules, regulations, ordinances, and orders applicable to the operation of its business or to the real property or personal property that it owns or leases (including, without limitation, all such laws, rules, ordinances, and orders relating to antitrust, consumer protection, currency exchange, environmental protection, equal opportunity, health, occupational safety, pension, securities and trading-with-the-enemy matters), the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Company Subsidiary has received any notification of any asserted present or past unremedied failure by it to comply with any of such laws, rules, regulations, ordinances, or orders.

          3.15 NO UNDISCLOSED LIABILITIES. Except as set forth on Schedule 3.15 hereto, from June 30, 2002 to the date hereof, neither the Company nor any Company Subsidiary has incurred any liabilities or obligations, fixed or contingent, matured or unmatured or otherwise, except for liabilities or obligations that, individually or in the aggregate, do not or would not have a Material Adverse Effect.

          3.16. CHANGES. Except as set forth on Schedule 3.16 hereto, since the end of the Company's last completed fiscal quarter, there has not been with respect to the Company and the Company Subsidiaries:

          (a) Any change in the assets, liabilities, financial condition or operations of the Company or any Company Subsidiary from that reflected in the Financial Statements, other than changes in the ordinary course, none of which individually or in the aggregate constitutes a Material Adverse Effect;

          (b) Any resignation or termination of any key officers or employees of the Company or any Company Subsidiary; and to the knowledge of the Company, there is no impending resignation or termination of employment of any such officer or employee;

          (c) Any material change, except in the ordinary course, in the contingent obligations of the Company or any Company Subsidiary by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (d) Any damage, destruction or loss, whether or not covered by insurance, which constitutes a Material Adverse Effect;

          (e) Any waiver by the Company or any Company Subsidiary of a material right or of a material debt owed to it other than in the ordinary course consistent with past practices;

          (f) Any direct or indirect loans made by the Company or any Company Subsidiary to any stockholder, employee, officer or director of the Company or any Company Subsidiary, other than advances made in the ordinary course consistent with past practices;

          (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder other than in the ordinary course consistent with past practices;

          (h) Any declaration or payment of any dividend or other distribution of the assets of the Company;

          (i) Any labor organization activity;

          (j) Any indebtedness for borrowed money, obligation or liability incurred, assumed or guaranteed by the Company or any Company Subsidiary, except those for immaterial amounts and for current liabilities incurred in the ordinary course;

          (k) Any sale, assignment, license or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets except in the ordinary course;

          (l) Any change in any material agreement to which the Company or any Company Subsidiary is a party or by which it is bound that constitutes a Material Adverse Effect; or

          (m) Any other event or condition of any character that constitutes a Material Adverse Effect with respect to the Company or any Company Subsidiary.

          3.17 LABOR MATTERS. The Company has no collective bargaining agreement with any of its employees and, to the Company's knowledge, there is no labor union organizing activity pending or threatened with respect to the Company or any Company Subsidiary. There are no disputes pending or, to the knowledge of the Company, overtly threatened between the Company or any Company Subsidiary, on the one hand, and any employees, on the other hand, other than employee grievances arising in the ordinary course of business which would not, individually or in the aggregate, have a Material Adverse Effect.

          3.18 MATERIAL CONTRACTS. Except as set forth on Schedule 3.18 hereto, the contracts listed as exhibits to the SEC Documents are all of the material contracts (as defined in the Exchange Act) to which the Company is a party or by which it or its assets may be bound. The Company is, and, to the Company's knowledge, all other parties to such material contracts are, in compliance in all material respects with their obligations thereunder.

               3.19 INTELLECTUAL PROPERTY.

          (a) The operation of the business of each of the Company and each Company Subsidiary as currently conducted does not interfere with, conflict with, infringe upon, misappropriate or otherwise violate, in any material respect, the Intellectual Property rights of any third party, and no action or claim is pending or overtly threatened alleging that the operation of such business interferes with, conflicts with, infringes upon, misappropriates or otherwise violates, in any material respect, the Intellectual Property rights of any third party and, to the knowledge of the Company, there is no reasonable basis therefor.

          (b) The Company is the sole owner of the entire right, title and interest in and to the Company Owned Intellectual Property, or has a valid license or other legal right under the Company Licensed Intellectual Property, in either case used in or necessary to the operation of its business as presently conducted, subject to the terms of the license agreements governing the Company Licensed Intellectual Property.

          (c) Except as set forth on Schedule 3.19(c) hereto, there are no outstanding options, licenses, or agreements of any kind between the Company and any third party relating to the Company's Intellectual Property, nor is the Company or any Company Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

          (d) The Company has no present knowledge from which it could reasonably conclude that the Company Owned Intellectual Property and any Intellectual Property licensed to the Company under the Company Licensed
Intellectual Property, are invalid or unenforceable, and, to the Company's knowledge, the same have not been adjudged invalid or unenforceable in whole or in part. The Company Owned Intellectual Property and the Company Licensed Intellectual Property constitute all of the Intellectual Property necessary for the operation of the business of the Company and the Company Subsidiaries as currently conducted. The Company has complied in all material respects with all of its obligations of confidentiality in respect of the claimed trade secrets or proprietary information of others and knows of no violation of such obligations of confidentiality as are owed to it.

          (e) No claims or actions have been asserted, are pending or overtly threatened against the Company or any Company Subsidiary that if adversely determined to the Company would have a Material Adverse Effect (i) based upon or challenging or seeking to deny or restrict the ownership by or license rights of the Company or any of the Company Subsidiaries of any of the Company Owned Intellectual Property or Company Licensed Intellectual Property, (ii) alleging that any services provided by, processes used by, or products manufactured or sold by the Company or any of its subsidiaries infringe or misappropriate any Intellectual Property right of any third party in any material respects, or
(iii) alleging that the Company Licensed Intellectual Property is being licensed or sublicensed in conflict with the terms of any license or other agreement.

          (f) As of the date hereof, to the knowledge of the Company, no person is engaging in any activity that infringes or misappropriates the Company Owned Intellectual Property or Company Licensed Intellectual Property in any material respect. Except as set forth on Schedule 3.19(f) hereto, neither the Company nor any Company Subsidiary has granted any license or other right to any third party with respect to the Company Owned Intellectual Property or Company Licensed Intellectual Property. The execution, delivery and performance of this Agreement, the License Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein by the Company will not breach, violate or conflict with any material instrument or agreement concerning the Company Owned Intellectual Property, or cause the forfeiture or termination or give rise to a right of forfeiture or termination of any of the Company Owned Intellectual Property that would have a Material Adverse Effect.

          (g) The Company has delivered or made available to BSC correct and complete copies of all the material licenses of the Company Licensed Intellectual Property, other than licenses of commercial off-the-shelf computer software. With respect to each such license:

               (i) such license is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such license;

               (ii) such license will not cease to be valid and binding and in full force and effect on terms identical in all material respects to those currently in effect as a result of the consummation of the transactions contemplated by this Agreement, the License Agreement and the Registration Rights Agreement, nor will the consummation of the transactions contemplated hereby or thereby constitute a material breach or default under such license or otherwise so as to give the licensor a right to terminate such license;

               (iii) neither the Company nor any Company Subsidiary has (A) received any notice of termination or cancellation under such license, (B) received any notice of a material breach or default under such license, which breach has not been cured, or (C) granted to any other third party any rights, adverse or otherwise, under such license that would constitute a material breach of such license; and

               (iv) neither the Company nor, to the knowledge of the Company, any other party to such license (including any Company Subsidiary) is in material breach or default thereof, and, to the knowledge of the Company, no event has occurred that, with notice or lapse of time, would constitute such a material breach or default or permit termination, modification or acceleration under such license.

          (h) Except as set forth on Schedule 3.19(h) hereto, the Company is not aware that any of the respective employees, officers, directors, agents or consultants of the Company or any Company Subsidiary is (i) subject to confidentiality restrictions in favor of any third person the breach of which could subject the Company or any of its subsidiaries to any liability, or (ii) obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere in any material respect with their duties to the Company or any Company Subsidiary, as applicable, or that would conflict in any material respect with the Company's or any Company Subsidiary's business as presently proposed to be conducted. Each key employee, officer and consultant of the Company and each Company Subsidiary has executed a proprietary information and inventions agreement in the form of Exhibit B attached hereto. No current or former employee, officer or consultant of the Company or any Company Subsidiary has excluded works or inventions made prior to his or her employment or relationship with the Company or such Company Subsidiary from his or her assignment of inventions pursuant to such employee, officer or consultant's proprietary information and inventions agreement.

          (i) Each of the Company and each Company Subsidiary has taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of its trade secrets and other confidential Intellectual Property. To the knowledge of the Company, (i) there has been no misappropriation of any material trade secrets or other material confidential Company Owned Intellectual Property by any person; (ii) no employee, independent contractor or agent of the Company or any Company Subsidiary has misappropriated any trade secrets of any other person in the course of such performance as an employee, independent contractor or agent; and (iii) no employee, independent contractor or agent of the Company or any Company Subsidiary is in material default or breach of any term of any employment agreement, non-disclosure agreement, assignment of invention agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of Company Owned Intellectual Property.

          (j) Except to the extent already assigned to the Company or any Company Subsidiary, neither the Company nor any Company Subsidiary believes that it is or will be necessary to utilize any inventions or proprietary information of any of its respective employees (or people it currently intends to hire) made prior to their employment by the Company or any Company Subsidiary, as the case may be.

               3.20 FDA MATTERS.

          (a) Neither the Company nor any Company Subsidiary has sold any products anywhere in the world prior to receiving any required or necessary approvals or consents from any Governmental Authority, including but not limited to the FDA under the Food, Drug & Cosmetics Act of 1976, as amended, and the regulations promulgated thereunder, or any corollary entity in any other jurisdiction. Each of the Company and each Company Subsidiary has obtained in the United States and in all countries where it is currently marketing its products, all applicable material licenses, registrations, approvals, consents, clearances and authorizations required by state or federal agencies in such countries regulating the safety, effectiveness and market clearance of such products to sell, promote and market such products. Neither the Company nor any Company Subsidiary has received any notice of, and the Company is not aware of, any outstanding, pending or overtly threatened actions, citations, decisions, product recalls, medical device reports, information requests, warning letters or Section 305 notices from the FDA or similar issues or notifications from any corollary entity in any other jurisdiction that are material or which the Company is not diligently contesting.

          (b) Except as set forth on Schedule 3.20(b) hereto, each of the Company and each Company Subsidiary has (i) complied in all material respects with all applicable laws, regulations and specifications with respect to the design, manufacture, labeling, testing and inspection of all of its products and the operation of manufacturing facilities promulgated by the FDA or any corollary entity in any other jurisdiction, and (ii) conducted all of its clinical trials with reasonable care and in accordance with all applicable laws in all material respects and in accordance with the stated protocols for such clinical trials.

          (c) All of the Company's submissions to the FDA and any corollary entity in any other jurisdiction whether oral, written or electronically delivered were true, accurate and complete in all material respects as of the date made, and together with any amendments to such submissions or supplemental information provided to the FDA or such other corollary entity, remain true, accurate and complete in all material respects as of the date hereof, and do not materially misstate any of the statements or information included therein, or omit to state a material fact necessary to make the statements therein not misleading.

          3.21 TAX MATTERS. The Company and each Company Subsidiary has filed all federal, state, foreign and other tax returns which were required to be filed on or before the date hereof and has paid all taxes which have become due and payable. All such reports and returns (copies of which have been made available to BSC) were materially accurate and complete when filed and reflect all taxes required to be paid by the Company and the Company Subsidiaries for the periods reported therein.

               3.22 ENVIRONMENTAL COMPLIANCE.

          (a) Neither the Company nor any Company Subsidiary has generated, stored, treated, discharged or disposed of any hazardous substances or hazardous waste in violation of any applicable law or regulation, nor is the Company aware of any overt allegations that any such violations have occurred. The Company is not aware of any claims, investigations, litigation or administrative proceedings, whether actual or threatened, against the Company or any Company Subsidiary relating to any environmental contamination of any property owned, used or leased by any of them or arising out of any alleged violation of any environmental law or regulation.

          (b) To the Company's knowledge, none of the real property owned and/or occupied by the Company or any Company Subsidiary has ever been used by previous owners and/or operators to generate, manufacture, refine, transport, treat, store, handle or dispose of "Hazardous Substances" or "Hazardous wastes," as such terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq., or applicable state and local laws, or any regulations issued under any such laws.

          3.23 BROKERS. The Company has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

          3.24. FULL DISCLOSURE. The representations and warranties of the Company set forth in this Agreement do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in the light of the circumstances under which they were made, not misleading.

     4. REPRESENTATIONS AND WARRANTIES OF BSC. BSC represents and warrants to the Company as follows as of the date hereof and as of each Closing Date:

          4.1 INCORPORATION. BSC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, and has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own its properties and to carry on its businesses as now conducted, except where the failure to hold such authorizations, licenses and permits would not have a Material Adverse Effect.

          4.2 AUTHORIZATION. All corporate action on the part of BSC and its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, the License Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by BSC and each of the other parties hereto and thereto, each of this Agreement, the License Agreement and the Registration Rights Agreement shall constitute the legal, valid and binding obligation of BSC, enforceable against BSC in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. BSC has all requisite power and authority to enter into each of this Agreement, the License Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement, the License Agreement and the Registration Rights Agreement.

          4.3 PURCHASE ENTIRELY FOR OWN ACCOUNT. BSC is acquiring the Shares being purchased by it hereunder for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act.

          4.4 INVESTOR STATUS. BSC certifies and represents to the Company that it is an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring any of the Shares.

          4.5 SHARES NOT REGISTERED. BSC understands that the Shares have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the

Shares must continue to be held by BSC unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

          4.6 NO CONFLICT. The execution and delivery of this Agreement, the License Agreement and the Registration Rights Agreement by BSC and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by BSC (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of BSC or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to BSC or its respective properties or assets.

          4.7 BROKERS. BSC has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

          4.8 CONSENTS. All consents, approvals, orders and authorizations required on the part of BSC in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and will be effective as of each Closing Date.

     5. CONDITIONS PRECEDENT.

          5.1 CONDITIONS TO THE OBLIGATION OF BSC TO CONSUMMATE THE CLOSINGS. In addition to the conditions set forth in Section 2.1(b) and Exhibit A, the obligation of BSC to consummate each Closing and to purchase and pay for those Shares being purchased by it pursuant to such Closing is subject to the satisfaction of the following conditions precedent, any of which, other than with respect to Section 5.1(o), may be waived by BSC in its sole discretion at such Closing:

          (a) The representations and warranties contained herein of the Company shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of such Closing Date with the same force and effect as though made on and as of such Closing Date (with updated Schedules provided to BSC from time to time being integrated herein solely for purposes of determining the accuracy of the representations and warranties as of such date).

          (b) Each of the Registration Rights Agreement and the License Agreement shall have been executed and delivered by the Company and shall be in full force and effect. The Company shall not be in material breach of this Agreement or the Registration Rights Agreement as of such Closing Date, nor shall the License Agreement have been terminated pursuant its terms as of such Closing Date.

          (c) The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to such Closing Date.

          (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay such Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

          (e) The purchase of, and payment for, the Shares by BSC shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

          (f) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at such Closing shall be satisfactory in form and substance to BSC, and, as of the Initial Closing, BSC shall have received copies (executed or certified, as may be appropriate) of all documents which BSC may have reasonably requested in connection with such transactions.

          (g) The offer and sale of the Shares pursuant to this Agreement shall be exempt from registration under the Securities Act.

          (h) There shall have been no material adverse change (actual or threatened), taken individually or in the aggregate, in the assets, liabilities (contingent or other), affairs, operations, prospects or condition (financial or other) of the Company and the Company Subsidiaries, taken as a whole, prior to such Closing Date.

          (i) The Company Common Stock shall be listed and eligible for trading on the Nasdaq Stock Market, the Company shall have maintained all requirements for such continued listing on the Nasdaq Stock Market, and there shall be no pending or overtly threatened proceedings to revoke or suspend such eligibility.

          (j) The Company shall have obtained any and all necessary stockholder approval required by the rules and regulations of the Nasdaq Stock Market for the issuance of the Shares at such Closing.

          (k) The Company Common Stock shall be registered under Section 12 of the Exchange Act.

          (l) The Company shall be in compliance in all material respects with all reporting requirements of the Exchange Act.

          (m) BSC shall have received  from  Stradley,  Ronon,  Stevens & Young,
LLP, counsel to the Company, an opinion addressed to BSC, dated as of the Closing Date of the Initial Closing and in the form of Exhibit C hereto.

          (n) There shall not have been a Change in Control (as such term is defined in the License Agreement), whether or not such Change in Control has been consented to by BSC.

          (o) BSC shall not have purchased at such Closing such number of Shares that would cause the aggregate number of Shares purchased by BSC under this Agreement to exceed 2,977,766 (which number represents 19.9% of the outstanding shares of Company Common Stock immediately prior to any purchases hereunder).

          5.2 CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CONSUMMATE THE CLOSING. The obligation of the Company to consummate each Closing and to issue and sell the Shares to BSC to be purchased by it at such Closing is subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein of BSC shall be true and correct in all material respects on and as of such Closing Date with the same force and effect as though made on and as of such Closing Date.

          (b) Each of the Registration Rights Agreement and the License Agreement shall have been executed and delivered by BSC and shall be in full force and effect. BSC shall not be in material breach of this Agreement or the Registration Rights Agreement as of such Closing Date, nor shall the License Agreement have been terminated (except as provided in Section 2.3 above) pursuant its terms as of such Closing Date.

          (c) BSC shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to such Closing Date.

          (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay such Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

          (e) The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

          (f) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at such Closing shall be satisfactory in form and substance to the Company, and the Company shall have received copies (executed or certified, as may be appropriate) of all documents which the Company may have reasonably requested in connection with such transactions.

          (g) The Company shall have obtained any and all necessary stockholder approval required by the rules and regulations of the Nasdaq Stock Market for the issuance of the Shares at such Closing.

     6.   TRANSFER, LEGENDS.

          6.1 TRANSFER OF SECURITIES. BSC shall not sell, assign, pledge, transfer or otherwise dispose or encumber any of those Shares being purchased by it hereunder, except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by BSC of either an opinion of counsel of BSC reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws or a representation letter of BSC reasonably satisfactory to the Company setting forth a factual basis for concluding that such proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Shares in violation of this Section 6.1 shall be void. The Company shall not register any transfer of the Shares in violation of this Section 6.1. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.1.

          6.2 LEGENDS. To the extent applicable, each certificate or other document evidencing any of the Shares shall be endorsed with the legend set forth below, and BSC covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISED DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF EITHER AN OPINION OF COUNSEL REASONABLE SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT OR OF A REPRESENTATION LETTER SETTING FORTH A FACTUAL BASIS FOR CONCLUDING THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT."

     7. COMPANY SHAREHOLDER APPROVAL. The Company covenants that it shall use its best efforts to solicit and obtain from its stockholders at any time prior to any Closing all necessary approvals in connection with the sale and issuance of the Shares at such Closing, including without limitation any approval required by the rules and regulations of the Nasdaq Stock Market.

     8. SURVIVAL; INDEMNIFICATION; TERMINATION.

          8.1  SURVIVAL.   The   representations,   warranties,   covenants  and
agreements set forth in this Agreement shall survive for one (1) year after the final Closing contemplated herein.

          8.2 INDEMNIFICATION. Each party shall indemnify, defend and hold harmless, the other party (and its respective Affiliates, directors, officers, employees, successors and assigns) from and against any and all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of the representations or warranties of such party and the covenants or agreements made by such party in this Agreement.

          8.3 TERMINATION. This Agreement may be terminated as follows: (i) by mutual agreement of the parties; (ii) by either the Company or BSC in the event of a breach by the other party of any representation, warranty, covenant or agreement set forth herein that is material and that is not cured within ten
(10) days after notice thereof is given by the non-breaching party; and (iii) in the event that the Third Milestone is not achieved on or prior to the date that is six (6) months after BSC's delivery to the Company of the last of the BSC Deliverables in accordance with the License Agreement, then BSC may terminate this Agreement at any time upon written notice to the Company effective on the date of such notice, and BSC shall thereafter have no further obligation to purchase any Shares. Termination of this Agreement shall not affect the rights and obligations of either party that may have accrued prior to the effective date of termination, or any obligation that by its nature or express terms survives termination. Without limiting the foregoing, the provisions of Sections 1, 3, 4, 8 and 9 shall survive any termination of this Agreement.

     9.   MISCELLANEOUS PROVISIONS.

          9.1 RIGHTS CUMULATIVE. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

          9.2  NOTICES.

          (a) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

          (b) All correspondence to the Company shall be addressed as follows:

                           EP Medsystems, Inc.
                           Cooper Run Executive Park
                           575 Route 73 North, Building D
                           West Berlin, NJ  08091-9293
                           Attention: Reinhard Schmidt, President
                           Fax:  856-753-8544

                           with a copy to:

                           Stradley, Ronon, Stevens & Young, LLP
                           2600 One Commerce Square
                           Philadelphia, PA 19103-7098
                           Attention: Dean M. Schwartz, Esquire
                           Fax:  215-564-8120

          (c) All correspondence to BSC shall be addressed as follows:

                           Boston Scientific Corporation
                           One Boston Scientific Place
                           Natick, MA 07160
                           Attention: President
                           Fax: 508-650-8956

                           with a copy to:

                           Boston Scientific Corporation
                           One Boston Scientific Place
                           Natick, MA 07160
                           Attention: General Counsel
                           Fax: 508-650-8956


          9.3 CAPTIONS.  The captions and paragraph  headings of this  Agreement
are  solely  for  the   convenience  of  reference  and  shall  not  affect  its
interpretation.

          9.4 SEVERABILITY. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

          9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the Commonwealth of

Massachusetts and without regard to any conflicts of laws concepts that would apply the substantive law of some other jurisdiction.

          9.6 WAIVER. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

          9.7 ASSIGNMENT. The rights and obligations of any party hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of such party whether so expressed or not.

          9.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the parties hereto.


                      [signature page immediately follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.


                                            EP MEDSYSTEMS, INC.


                                            By: /s/ Reinhard Schmidt
                                               ---------------------------------
                                            Name: Reinhard Schmidt
                                            Title: President and CEO


                                            BOSTON SCIENTIFIC CORPORATION


                                            By: /s/ Lawrence C. Best
                                               ---------------------------------
                                            Name: Lawrence C. Best
                                            Title: Chief Financial Officer